                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Directors and Officers

Samuel B. Witt III, Esq.          Baron Hottinger
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Eric R. Gabus/1/                  Rodolphe E. Hottinger
VICE CHAIRMAN (NON- EXECUTIVE)    PRESIDENT
Jean-Marc Boillat                 CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Paul R. Brenner, Esq./3/          SENIOR VICE PRESIDENT
DIRECTOR                          CHIEF FINANCIAL OFFICER
Alexandre de Takacsy              Philippe R. Comby,
DIRECTOR                          CFA, FRM
Claude Frey                       VICE PRESIDENT
DIRECTOR                          Edward J. Veilleux
Paul Hottinguer                   VICE PRESIDENT
DIRECTOR                          SECRETARY
Michael Kraynak, Jr./2/           Scot E. Draeger
DIRECTOR                          ASSISTANT SECRETARY
Didier Pineau-Valencienne/2/      Frederick Skillin
DIRECTOR                          ASSISTANT TREASURER
Stephen K. West, Esq./2/          Jean L. Seidel
DIRECTOR                          ASSISTANT TREASURER
                                  Peter R. Guarino, Esq.
                                  CHIEF COMPLIANCE OFFICER
-------------------------------------------------------------------------------
/1/GOVERNANCE/NOMINATING          /2/AUDIT COMMITTEE MEMBER
   COMMITTEE CHAIRMAN             /3/AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL OVERVIEW
    A defining moment for the world equity markets during the past quarter was the Federal Reserve Board's June 29/th/ decision to put interest rate increases on hold. After having sounded the inflation alarm, the Fed's course change was based on its data dependent anticipation of a slowdown in the economy. This stance was confirmed at the Fed's August 8/th/ and September 20/th/ meetings. This change created conditions for lower volatility and recovery of stock markets across the globe. As a result of this change, the interest rate on ten year Treasury bonds dropped from 5.2% to 4.6% during the quarter.

    The Chinese economy continued to grow strongly with a real GDP increase above 10%. But inflation, as measured by consumer prices, remained contained at well below 3%. In the emerging markets, current account balances continued to be strongly positive, foreign currency reserves continued to increase and public sector debt continued to decline. The much discussed "glut of savings" situation continued to keep downward pressure on the government bond yields of the developed markets and probably played a large role in preventing the May sell-off in the equity markets from getting out-of-hand.

    On the currency front, the dollar strengthened despite the lack of Fed action. As we discussed in our last report, we believe that one explanation was repatriation of some money to the US markets due to the threat of a world economic slowdown.

SWISS MARKET CORPORATE NEWS
    Swiss Steel announced on August 28/th/ 2006 that its majority owner Schmolz + Bickenbach of Germany will contribute some of its assets to the company, increasing its turnover to 5 billion Swiss francs. In addition, Swiss Steel will be renamed Schmolz + Bickenbach.

    In Swiss exchange news at the end of September, Swiss Life Holding was promoted from the Swiss Performance Index's ("SPI") mid cap index basket to its large cap index basket.

SWISS ECONOMIC NOTES
    The purchasing managers' index (PMI), the composite index of leading indicators and the sentiment among companies and private households are all at their highest level in years. After years of slower growth, the Swiss economy has caught up, and with the benefit of a more expansionary monetary policy than the rest of Europe and is experiencing a sharper upswing than its neighbors. The differential in growth should benefit the Swiss franc and bring a halt to its recent depreciation against the euro. Economists expect real GDP growth of 3% for 2006. Exports are surging and industrial capacity utilization has reached its highest level since 1991. For those reasons, the Swiss National Bank increased the 3-month Libor target rate by 25 basis points to 1.25%-2.25% on September 14/th/ with the intention to hold the rate in the middle of the range "for the time being."

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market experienced a strong recovery during the quarter with a change in leadership from the small capitalization companies to the large capitalization companies. The SPI reached an all-time high at the end of September on the back of strong half-year results and lower interest rates on the long end of the yield curve. The market, despite its recent advance pushing its valuation slightly higher than the average of this cycle (2001-2006), has retained the same level of risk premium thanks to lower bond yields. The food, insurance, retail, luxury goods and technology sectors have outperformed during the quarter. The notable laggards were the energy and basic materials sectors.

    The Swiss Helvetia Fund recovered slightly less than the SPI from the lows of June. The Fund suffered somewhat from its lower exposure to the large capitalization stocks, which were the first to rebound, and from its higher than usual cash position. The Fund did not benefit from its higher exposure to energy stocks (utilities), as they are still in a consolidation mode, and from its low exposure to industrial stocks, as they proved to be very resilient in the last part of the quarter. Nonetheless, Management remains comfortable with its overall stock selection, as illustrated in the mid cap health care space, where volatility is not generated by macro factors, such as the economic cycle, but by specific company related factors, and has started to reinvest some of the cash. Overall, the Fund's stock selection has led to a lower than market volatility despite the Fund's higher exposure to small and mid cap stocks.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

-------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
-------------------------------------------------------------------------------------------------------------------------
                            TOTAL RETURN           TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,               CUMULATIVE
                               YTD AS    ---------------------------------------------------------------   PERFORMANCE
                             OF 9/30/06   2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-9/30/06
--------------------------- ------------ ------ ----- ------ ------- ------- ------ ------ ------ ------ ----------------
SWISS HELVETIA FUND            13.44%    33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%     185.04%
Swiss Performance
 Index (SPI)                   14.37%    35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%     161.44%
Swiss Market Index
 (SMI)                         11.10%    33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%     113.72%
iShares MSCI Switzerland/2/
 (Formerly called Webs
 Switzerland)                  12.94%    33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%     117.26%
CS EF Swiss Blue
 Chips/3,7/                    12.03%    32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%     117.57%
UBS (CH) Equity Fund/4,7/      13.52%    33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%     117.95%
Pictet (CH) - Swiss
 Equities/5,7/                 11.16%    37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%     122.46%
Saraswiss (Bank
 Sarasin)/6,7/                 12.65%    33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%     105.82%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES. /1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK
EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, AND
9/30/06 = 1.25.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO THE LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO THE LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH
AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT
QUALITY.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC
ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE
PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

           ----------------------------------------------------------
                                                      YEAR TO DATE
                                                   DECEMBER 31, 2005
                                                        THROUGH
                                                   SEPTEMBER 30, 2006
           --------------------------------------- ------------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                 14.37%
           Swiss Helvetia Fund
            Based on Net Asset Value                     13.44%
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC        -4.86%
           PERFORMANCE IN U.S. DOLLARS
           SWISS HELVETIA FUND PERFORMANCE
            Based on Net Asset Value                     19.23%
            Based on Market Price                        25.17%
           S & P 500 Index                                8.53%
           MSCI EAFE Index                               14.49%
           Lipper European Fund Index (10 Largest)       18.61%
           Lipper European Fund Universe Average         18.91%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG

OUTLOOK / STRATEGY
    European stock markets are less liquidity driven than the US market because the interest rate cycle is currently more favorable in the US. The Fed's next move is expected to be an interest rate cut while the European Central Bank's next move is expected to be an increase. In that context the overseas markets could under-perform. However, it is not obvious that this will translate into a worse performance once currency effects are taken into account. Based on valuation, interest rate direction, and macro economic conditions, a consolidation move after the strong advance during the summer is possible across the globe. On the other hand, it is difficult to see a trigger for a substantial market correction aside from an external geo-political event. Even if the US economy slows down to a near halt on the back of the housing market's impact on consumer spending, capital markets should be supported by the abundant global savings and the economic momentum outside of the United States.

    The strategy of the Fund's Management will continue to be to build up positions in long term, sustainable growth investment cases and to try to identify undervalued franchises while looking at add-ons, such as covered call writing strategies, in order to generate additional income, especially if analysis shows a tendency for the market to enter a sideways pattern.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 1,000,000 shares during 2006. During the period ended September 30, 2006, the Fund repurchased and retired 430,800 shares at an average price of $17.53 per share (including brokerage commissions) and a weighted average discount of 10.25%. These

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

repurchases, which had a total cost of $7,550,175, resulted in an increase of $843,650 to the Fund's net asset value.

Sincerely,

/s/ Rodolphe Hottinger

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits

Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

September 30, 2006

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2006

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 96.76%

        BANKS -- 15.61%

            530 BANK SARASIN & CIE AG
                REGISTERED SHARES                   $  1,559,632   0.31%
                Offers private banking, asset
                management, investment
                advisory, and institutional
                banking services.
                (Cost $1,184,730)

        428,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                     24,694,605   4.93%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $14,071,733)

        870,000 UBS AG/2/
                REGISTERED SHARES                     51,896,806  10.37%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $7,403,841)
                                                    ------------  -----
                                                      78,151,043  15.61%

        BASIC RESOURCES -- 2.66%

        101,136 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                      7,258,854   1.45%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $9,076,879)

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------

         BASIC RESOURCES -- (CONTINUED)

         103,960 SCHMOLZ AND BICKENBACH AG
                 REGISTERED SHARES                $  6,039,703  1.21%
                 Manufactures industrial and
                 construction steel.
                 (Cost $3,313,494)
                                                  ------------  ----
                                                    13,298,557  2.66%

         BIOTECHNOLOGY -- 6.56%

          40,731 ACTELION LTD./1/
                 REGISTERED SHARES                   5,827,299  1.16%
                 Biotechnology company that
                 develops and markets synthetic
                 small-molecule drugs against
                 diseases related to the
                 endothelium.
                 (Cost $4,035,704)

         126,200 BASILEA PHARMACEUTICA/1,2/
                 REGISTERED SHARES                  19,927,110  3.98%
                 Conducts research into the
                 development of drugs for the
                 treatment of infectious diseases
                 and dermatological problems.
                 (Cost $16,683,171)

          48,453 SPEEDEL HOLDING AG/1/
                 REGISTERED SHARES                   7,086,630  1.42%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases
                 (Cost $6,068,480)
                                                  ------------  ----
                                                    32,841,039  6.56%

         CHEMICALS -- 3.59%

           5,220 SIKA AG
                 BEARER SHARES                       6,556,483  1.31%
                 Leading producer of construction
                 chemicals.
                 (Cost $2,806,198)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2006
           (continued)

                                                               Percent
         No. of                                                of Net
         Shares             Security                 Value     Assets
         -------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         CHEMICALS -- (CONTINUED)

         75,931 SYNGENTA AG
                REGISTERED SHARES                 $ 11,420,381  2.28%
                Produces herbicides, insecticides
                and fungicides, and seeds for
                field crops, vegetables, and
                flowers.
                (Cost $4,167,564)
                                                  ------------  ----
                                                    17,976,864  3.59%

         FINANCIAL SERVICES -- 2.43%

         50,000 EFG INTERNATIONAL/1/
                REGISTERED SHARES                    1,638,821  0.33%
                Holding company of EFG Bank.
                The Bank offers private banking
                and asset management services.
                (Cost $1,565,336)

         84,600 JULIUS BAER HOLDING AG
                REGISTERED SHARES                    8,426,604  1.68%
                Offers private banking,
                institutional asset management,
                mutual fund, securities
                brokerage, and corporate finance
                services.
                (Cost $7,769,430)

         30,227 OZ HOLDING AG
                BEARER SHARES                        2,091,147  0.42%
                Provides brokerage and banking
                services, specializing in futures
                and options.
                (Cost $2,263,780)
                                                  ------------  ----
                                                    12,156,572  2.43%

         FOOD & BEVERAGES -- 14.70%

            340 LINDT & SPRUNGLI AG
                REGISTERED SHARES                    8,080,067  1.61%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,977,813)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                  Value    Assets
        ---------------------------------------------------------------

        FOOD & BEVERAGES -- (CONTINUED)

        188,500 NESTLE SA/2/
                REGISTERED SHARES                   $65,541,688  13.09%
                Largest food and beverage
                processing company in the world.
                (Cost $11,110,815)
                                                    -----------  -----
                                                     73,621,755  14.70%

        INDUSTRIAL GOODS & SERVICES -- 5.21%

        467,457 ABB LTD.
                REGISTERED SHARES                     6,132,356   1.23%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $3,109,639)

        232,000 ADECCO SA
                REGISTERED SHARES                    13,959,408   2.79%
                Leading personnel and temporary
                employment company.
                (Cost $12,120,878)

          1,141 BELIMO HOLDING AG
                REGISTERED SHARES                       918,114   0.18%
                World market leader in damper
                and volume control actuators for
                ventilation and air-conditioning
                equipment.
                (Cost $231,391)

          8,440 INFICON HOLDING AG
                REGISTERED SHARES                     1,117,301   0.22%
                Manufactures and markets
                vacuum instruments used to
                monitor and control production
                processes. Manufactures on-site
                chemical detection and monitoring
                system.
                (Cost $762,355)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2006
           (continued)

                                                                  Percent
       No. of                                                     of Net
       Shares                Security                   Value     Assets
       ------------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

         4,946 SULZER AG
               REGISTERED SHARES                     $  3,930,531  0.79%
               Manufactures and sells surface
               coatings, pumps, and process
               engineering equipment.
               (Cost $1,609,155)
                                                     ------------  ----
                                                       26,057,710  5.21%

       INSURANCE -- 7.64%

       103,000 SWISS LIFE HOLDING/2/
               REGISTERED SHARES                       24,026,078  4.80%
               Offers financial services including
               life and property insurance,
               institutional investment
               management, and private
               banking services.
               (Cost $19,830,574)

        58,000 ZURICH FINANCIAL SERVICES AG/2/
               REGISTERED SHARES                       14,211,492  2.84%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $9,705,686)
                                                     ------------  ----
                                                       38,237,570  7.64%

       MEDICAL TECHNOLOGY -- 0.41%

        32,205 PHONAK HOLDING AG
               REGISTERED SHARES                        2,031,513  0.41%
               Designs and produces analog
               and digital hearing aids.
               (Cost $1,100,139)
                                                     ------------  ----
                                                        2,031,513  0.41%

                                                                Percent
         No. of                                                 of Net
         Shares               Security                Value     Assets
        ---------------------------------------------------------------

        PERSONAL & HOUSEHOLD GOODS -- 1.21%

          100,084 COMPAGNIE FINANCIERE
                  RICHEMONT AG, CLASS A
                  BEARER SHARES                    $  4,804,862   0.96%
                  Manufactures and retails luxury
                  goods through subsidiaries.
                  Produces jewelry, watches,
                  leather goods, writing
                  instruments, and mens' and
                  womens' wear.
                  (Cost $3,328,765)

            6,367 SWATCH GROUP AG
                  BEARER SHARES                       1,226,737   0.25%
                  Manufactures finished watches,
                  movements and components.
                  Produces components necessary
                  to its eighteen watch brand
                  companies. Also operates retail
                  boutiques.
                  (Cost $859,824)
                                                   ------------  -----
                                                      6,031,599   1.21%

        PHARMACEUTICALS -- 26.01%

        1,076,000 NOVARTIS AG/2/
                  REGISTERED SHARES                  62,640,456  12.51%
                  One of the leading manufacturers
                  of branded and generic
                  pharmaceutical products. The
                  company also manufactures
                  nutrition products.
                  (Cost $12,415,546)

          392,000 ROCHE HOLDING AG/2/
                  DIVIDEND RIGHTS CERTIFICATES       67,586,746  13.50%
                  Worldwide pharmaceutical
                  company.
                  (Cost $7,529,739)
                                                   ------------  -----
                                                    130,227,202  26.01%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2006
           (concluded)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        RETAILERS -- 5.40%

         75,950 GALENICA HOLDING AG/2/
                REGISTERED SHARES                  $ 19,669,654  3.93%
                Manufactures and distributes
                prescription and over-the-
                counter drugs, toiletries and
                hygiene products.
                (Cost $14,745,078)

          3,600 JELMOLI HOLDING AG
                BEARER SHARES                         7,361,059  1.47%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $6,678,168)
                                                   ------------  ----
                                                     27,030,713  5.40%

        TECHNOLOGY -- 0.77%

         62,213 ADVANCED DIGITAL BROADCAST
                HOLDING/1/
                REGISTERED SHARES                     3,869,862  0.77%
                Develops equipment and systems
                to view and interact with digital
                TV broadcast through cable,
                satellite, and telecommunication
                networks.
                (Cost $4,464,413)
                                                   ------------  ----
                                                      3,869,862  0.77%

        UTILITY SUPPLIERS -- 4.56%

        214,450 BKW FMB ENERGIE AG/2/
                REGISTERED SHARES                    20,864,389  4.17%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $11,699,646)

                                                                Percent
        No. of                                                  of Net
        Shares              Security                  Value     Assets
        ---------------------------------------------------------------

        UTILITY SUPPLIERS -- (CONTINUED)

        7,000  CENTRALSCHWEIZERISCHE
               KRAFTWERKE
               REGISTERED SHARES                   $  1,928,705   0.39%
               Supplies electric power, operates
               and maintains distribution
               network facilities, constructs and
               installs equipment, and offers
               consulting services to its clients.
               (Cost $1,161,341)
                                                   ------------ ------
                                                     22,793,094   4.56%

               TOTAL COMMON STOCKS
               (Cost $204,851,305)*                $484,325,093  96.76%

               OTHER ASSETS LESS OTHER
               LIABILITIES, NET                      16,230,571   3.24%
                                                   ------------ ------

               NET ASSETS                          $500,555,664 100.00%
                                                   ============ ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $282,058,998
                   GROSS UNREALIZED DEPRECIATION    (2,585,210)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $279,473,788
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com
                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





QUARTERLY REPORT
FOR THE
PERIOD ENDED SEPTEMBER 30, 2006